UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                February 23, 2006
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


             5511                                    01-0609375
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    (Commission File Number)            (IRS Employer Identification No.)

    622 Third Avenue, 37th Floor, New York, NY                10017
    ------------------------------------------         ------------------
     (Address of principal executive offices)              (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         At a meeting of the Board of Directors (the "Board") of Asbury Automotive Group, Inc. (the "Company") on February 23, 2006, the Compensation Committee recommended, and the Board approved, the following changes to Board compensation for non-management Directors:

o the annual retainer for non-management Directors, except for the non-executive Chairman, will be increased from $30,000 per year to $35,000 per year;
o meeting fees for attendance of Board meetings and committee meetings in person, except for meetings of the Audit Committee, will increase from $1,000 per meeting to $1,500 per meeting;
o meeting fees for attendance of Board and committee meetings by telephone, except for meetings of the Audit Committee, will increase from $750 per meeting to $1,000 per meeting;
o meeting fees for attendance of Audit Committee meetings in person will increase from $1,500 to $2,000; and
o meeting fees for attendance of Audit Committee meetings by telephone will increase from $1,000 to $1,500.

         The annual retainer for the Audit Committee chair remains at $20,000 and the annual retainers for the Compensation Committee and Governance and Nominating Committee chairs each remain at $5,000. The non-executive Chairman receives an annual retainer of $225,000. Each non-management Director will continue to be reimbursed for reasonable out-of-pocket expenses incurred for attendance at Board and/or committee meetings and will continue to receive the use of a motor vehicle.

         Each non-management Director of the Company also receives an annual grant of equity compensation. Historically, the non-management Directors received an annual grant of Company stock options. However, as part of non-management Director compensation for 2006, the Compensation Committee has recommended and the Board has agreed that such Directors will receive a grant of time-vesting restricted stock following the release of the Company's second quarter earnings. The actual grant date and the number of shares of restricted stock granted to each non-management Director will be determined at the Compensation Committee and the Board meetings scheduled for May 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ASBURY AUTOMOTIVE GROUP, INC.



Date:  March 1, 2006         By:    /s/ Kenneth B. Gilman
                                    ----------------------------------------
                             Name:  Kenneth B. Gilman
                             Title: President and Chief Executive Officer